Exhibit 99.12


                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JUNE 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

          i)   The amount of such distribution allocable to principal:

     Class 5-A1...$           6.56885269   Class 5-M...$            0.66684989
     Class 5-A2...$           0.00000000   Class 5-B1..$            0.66684989
     Class 5-A3...$           0.00000000   Class 5-B2..$            0.66684980
     Class 5-A4...$           0.00000000   Class 5-B3..$            0.66684989
     Class 5-A5...$           0.66684949   Class 5-B4..$            0.66684453
     Class 5-A6...$           0.31633947   Class 5-B5..$            0.66685159
     Class 5-A7...$         171.77768000   Class 5-R...$         1000.00000000
     Class 5-PO1..$           0.77687754
     Class 5-PO2..$           0.92669096

          ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

     Class 5-A1...$           5.54957465   Class 5-M...$            0.00000000
     Class 5-A2...$           0.00000000   Class 5-B1..$            0.00000000
     Class 5-A3...$           0.00000000   Class  5-B2.$            0.00000000
     Class 5-A4...$           0.00000000   Class 5-B3..$            0.00000000
     Class 5-A5...$           0.56337555   Class 5-B4..$            0.00000000
     Class 5-A6...$           0.26725360   Class  5-B5.$            0.00000000
     Class 5-A7...$         145.12322060   Class 5-R...$          844.83164868
     Class 5-PO1..$           0.65633073
     Class 5-PO2..$           0.78289785

          iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 5-A1...            6.25000000   Class 5-B1...            6.24999949
     Class 5-A2...            6.25000000   Class 5-B2...            6.25000136
     Class 5-A3...            6.25000000   Class 5-B3...            6.24999949
     Class 5-A4...            6.25000000   Class 5-B4...            6.24999490
     Class 5-A5...            6.25000038   Class 5-B5...            6.25003088
     Class 5-A6...            6.24999999   Class 5-R....            6.30000000
     Class 5-A7...            0.00000000   Class 5-S1...            0.52265305
     Class 5-M....            6.24999949   Class 5-S2...            0.93278601


          iv) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                          $          21,221.76

     (b)  The amounts below are for the aggregate of all Certificates.

          v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:
                                                          $     487,729,702.77

               The aggregate  number of Mortgage Loans included in the Scheduled
               Principal Balance set forth above:................        1,801

          vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                     Class Certificate            Single
                                     Principal Balance     Certificate Balance
                                     -----------------     -------------------

               Class 5-A1......$          30,984,664.48               993.43
               Class 5-A2......$         201,185,712.00             1,000.00
               Class 5-A3......$           6,100,000.00             1,000.00
               Class 5-A4......$           1,950,000.00             1,000.00
               Class 5-A5......$           9,926,217.29               999.33
               Class 5-A6......$         207,385,564.00               999.68
               Class 5-A7......$           8,761,959.36               834.47
               Class 5-PO1.....$             135,514.47               999.22
               Class 5-PO2.....$             499,174.97               999.07
               Class 5-M.......$           7,341,492.06               999.33
               Class 5-B1......$           4,894,328.04               999.33
               Class 5-B2......$           3,670,746.53               999.33
               Class 5-B3......$           2,447,164.02               999.33
               Class 5-B4......$             734,149.11               999.33

               Class 5-B5......$           1,713,016.44               999.33
               Class 5-R.......$                   0.00                 0.00
               Class 5-S1......$         132,568,432.80               994.12
               Class 5-S2......$         324,935,999.50               996.26


          vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

               book value........................... $                     0
               unpaid principal balance............. $                     0
               number of related mortgage loans.....                       0

          viii)The  aggregate  number  and  aggregate   Principal   Balances  of
               Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

               (a)  delinquent
                    (1)  30-59 days
              Number              33    Principal Balance $        9,436,701.67
                    (2)  60-89 days
              Number               0    Principal Balance $                0.00
                    (3)  90 days or more
              Number               0    Principal Balance $                0.00

               (b)  in foreclosure
              Number               0    Principal Balance $                0.00

          ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan
               purchased pursuant to Section 3.01(c):     $                0.00

          x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 5-S1:                               0.468387%
               Class 5-S2:                               0.341782%

               1.  Senior Percentage for such Distribution Date:   95.74448000%

               2.  Category A-Senior Percentage for such Distribution
                   Date:.............................              10.05317000%

               3.  Category B-Senior Percentage for such Distribution
                   Date:.............................              85.69131000%

               4.  Category A-Percentage for such Distribution
                   Date:.............................              10.50000000%

               5.  Category B-Percentage for such Distribution
                   Date:.............................              89.50000000%

               6.  Group I Senior Percentage for such Distribution
                   Date:.............................              52.58191100%

               7.  Category A-Group I Senior Percentage for such
                   Distribution Date:................               8.02243000%

               8.  Category B-Group I Senior Percentage for such
                   Distribution Date:................              44.55948100%

               9.  Group II Senior Percentage for such Distribution
                   Date:.............................              43.16256900%

               10.  Category A-Group II Senior Percentage for such
                    Distribution Date:...............               2.03074000%

               11.  Category B-Group II Senior Percentage for such
                    Distribution Date:...............              41.13182900%

               12.  Category B-Group I Scheduled Distribution
                    Percentage:......................              85.69131000%

               13.  Category B-Group II Scheduled Distribution
                    Percentage:......................               0.00000000%

               14.  Senior Prepayment Percentage for such Distribution
                    Date: ...........................             100.00000000%

               15.  Category A-Senior Prepayment Percentage
                    for such Distribution Date:......              10.50000000%

               16.  Category B-Senior Prepayment Percentage
                    for such Distribution Date:......              89.50000000%

               17.  Group I Senior Prepayment Percentage for such
                    Distribution Date:...............             100.00000000%

               18.  Category A-Group I Senior Prepayment Percentage for such
                    Distribution Date:...............              10.50000000%

               19.  Category B-Group I Senior Prepayment Percentage for such
                    Distribution Date:...............              89.50000000%

               20.  Group II Senior Prepayment Percentage for such
                    Distribution Date:...............               0.00000000%

               21.  Category A-Group II Senior Prepayment Percentage for such
                    Distribution Date:...............               0.00000000%

               22.  Category B-Group II Senior Prepayment Percentage for such
                    Distribution Date:...............               0.00000000%

               23.  Junior Percentage for such Distribution Date:   4.25552000%

               24.  Junior Prepayment Percentage for such Distribution
                    Date: ...........................               0.00000000%

               25.  Subordinate Certificate Writedown Amount for such
                    Distribution Date:...............               0.00000000%